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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  January 9, 1998


                             FIFTH DIMENSION INC.
                             --------------------
              (Exact name of Registrant as Specified in Charter)



 New Jersey                         02532                21-0717490
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(State or other                (Commission File       (I.R.S. Employer
jurisdiction of                 Number)                Identification
incorporation                                          Number)



             801 New York Avenue, Trenton, New Jersey   08638-3982
             -----------------------------------------------------
             (Address of Principal Executive Office)    (Zip Code)


              Registrant's Telephone Number, including Area Code:

                                (609) 393-8350
                                --------------
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Item 5:     Other Events
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        On January 6, 1998, the Company filed for protection under Chapter 11 of the Bankruptcy Code. This filing is the result of the Company's inability to meet its financial obligations due to work stoppage in the Company's three major contracts. As reported in earlier Form 8-K Reports, the Company had suspended production of the IMU slip rings remaining to be shipped under the Kearfott Guidance and Navigation. The Company has also received formal cancellation notice of the Acala contract. Further, the Company's contract with Texas Instrument for switching assemblies is also being cancelled following cancellation by Texas Instrument's customer for the order.


                                   Fifth Dimension Inc.
                                --------------------------
                                      (Registrant)



                                ------------------------------------
                                By:   Craig E. Ebner
                                Its:  President,
                                      Chief Executive Officer